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                            MUTUAL FUND SELECT GROUP

                             JPMORGAN BOND FUND II
                        JPMORGAN INTERMEDIATE BOND FUND

                       SUPPLEMENT DATED OCTOBER 26, 2001
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 7, 2001

    The "Mortgage-Related Securities" section on page 15 is supplemented by the following:

    A Fund may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. In addition, stripped mortgage-backed securities may be illiquid.

    The fourth paragraph on page 27 is hereby replaced with the following:

    Effective October 1, 2001, the Distributor pays broker-dealers commissions on net sales of Class A shares of the Funds of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.

                                                                  SUP-MFSGF-1001